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                                                                       EXHIBIT 1

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

April 29, 2002

Dear Sir:

We have read the paragraph (a) of Item 4 included in the Form 8-K dated April 29, 2002 of Mikohn Gaming Corporation to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours:


ARTHUR ANDERSEN LLP


Copy to:
Don Stevens, Mikohn Gaming Corporation